EMPLOYEE BENEFIT PLAN	12 Months Ended
Dec. 31, 2013
Compensation and Retirement Disclosure [Abstract]
Compensation and Employee Benefit Plans [Text Block]
7.	Employee Benefit Plan

The Company has established a 401(k) employee retirement savings plan that is available to all of its employees. Under the provisions of the plan, employees may make pre-tax contributions not to exceed the limit set by the Internal Revenue Service. The Company elected to terminate this plan effective May 2013.